Neuberger Berman Income Funds®
Neuberger Berman Municipal Money Fund
Neuberger Berman New York Municipal Money Fund
Investor Class

Supplement to the Prospectus dated February 28, 2010, as amended May 28, 2010

Shares of Neuberger Berman Municipal Money Fund and Neuberger Berman New York Municipal Money Fund are not available for purchase.

The date of this supplement is September 29, 2010 and it supersedes the supplements dated August 24, 2010.

Neuberger Berman Management LLC
605 Third Avenue  2nd Floor
New York, NY  10158-0180
800.877.9700
212-476-8800
Broker/Dealer and Institutional Services:
800-366-6264
Web site: www.nb.com